Portfolio Recovery Associates Appoints Scott M. Tabakin to Board of Directors

NORFOLK, VA -- 07/27/2004 -- Portfolio Recovery Associates, Inc. (NASDAQ: PRAA), a company that purchases, collects and manages portfolios of defaulted consumer receivables, announced today that Scott M. Tabakin has been appointed to its Board of Directors.

Tabakin's appointment expands the Portfolio Recovery Associates board to six members. Five of the company's six directors are independent.

A seasoned financial executive, Tabakin brings significant public-company experience to Portfolio Recovery Associates. Tabakin served as Executive Vice President and CFO of Amerigroup, a managed health-care company, through the fall of 2003 and prior to that was Executive Vice President and CFO of Beverly Enterprises, Inc., the nation's largest provider of long-term health care. Earlier in his career, Tabakin was an executive with the accounting firm of Ernst & Young.

"Scott is a great addition to Portfolio Recovery Associates' Board of Directors and we are very pleased he has decided to join us. In addition to his substantial financial acumen, Scott has valuable experience working with both fast-growing companies and publicly traded entities. He will provide us with valuable advice and counsel as PRA continues to expand and take advantage of the great opportunities we see in the accounts receivable management industry," said Steven D. Fredrickson, Chairman, President and Chief Executive Officer.

"I am pleased and excited to join Portfolio Recovery Associates' Board of Directors. Steve, the Board, and the entire PRA team have built a world-class business with a sophisticated, analytical approach to the purchase and recovery of defaulted consumer debt. Even more impressive is the disciplined long-term approach that Portfolio Recovery Associates takes with its business, ensuring that the pursuit of growth does not interfere with predictable and consistently profitable operating results. Efficiency and productivity are not sacrificed for size. I look forward to rolling up my sleeves and getting to work," Tabakin said.

Tabakin will begin serving on the board August 1, 2004 and will stand for election at the company's next annual meeting of shareholders, which is scheduled for May 2005.

About Portfolio Recovery Associates, Inc.

Portfolio Recovery Associates is a full-service provider of outsourced receivables management. Portfolio Recovery Associates purchases, collects and manages portfolios of defaulted consumer receivables. Defaulted consumer receivables are the unpaid obligations of individuals to credit originators, including banks, credit unions, consumer and auto finance companies, retail merchants and other service providers. The defaulted consumer receivables Portfolio Recovery Associates collects are generally either purchased from the credit originator or are collected on behalf of clients on a commission basis.

Statements herein which are not historical, including Portfolio Recovery Associates' or management's intentions, hopes, beliefs, expectations, representations, projections, plans or predictions of the future, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include references to Portfolio Recovery Associates' presentations and web casts. The forward-looking statements in this press release are based upon management's beliefs, assumptions and expectations of the Company's future operations and economic performance, taking into account currently available information. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties, some of which are not currently known to us. Actual events or results may differ from those expressed or implied in any such forward-looking statements as a result of various factors, including the risk factors and other risks that are described from time to time in the Company's filings with the Securities and Exchange Commission, including but not limited to its Registration Statements on Forms S-1 and S-8, its annual reports on Form 10-K and quarterly reports on Form 10-Q, filed with the Securities and Exchange Commission and available through the Company's website, which contain a more detailed discussion of the Company's business, including risks and uncertainties that may affect future results. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or to reflect any change in events, conditions or circumstances on which any such forward-looking statements are based, in whole or in part.

For more information, contact:

Portfolio Recovery Associates
Attn: Investor Relations
120 Corporate Blvd., Suite 100
Norfolk, VA 23502
Tel:  757-519-9300, x-13010
Fax:  757-554-0586
Email:  info@portfoliorecovery.com

Contact:
Michelle Coulborn
757-519-9300, x13010
mcoulborn@portfoliorecovery.com